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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                             CHOICECARE CORPORATION




                  OHIO                                   31-1446609
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
     incorporation or organization)



     655 EDEN PARK DRIVE, SUITE 400                        45202
            CINCINNATI, OHIO                             (Zip Code)
    (Address of Principal Executive
                Offices)



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

          Title of each class                  Name of each exchange on which
          to be so registered                     each class is registered
          -------------------                     ------------------------

                  None                                      None



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                       Common Shares, without Par Value

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                   INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED
The information required by this item is incorporated herein by reference to the ChoiceCare Corporation (the "Company") Registration Statement on Form S-1 (No.
33-99624) and filed with the Commission.



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
ITEM 2.  EXHIBITS
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
  3(i)            Articles of Incorporation of the Company, incorporated herein by reference to the Company's Registration Statement on Form
                  S-1 (No. 33-99624) and filed with the Commission.

  3(i)(A) Amendment to Articles of Incorporation of the Company, incorporated herein by reference to the Company's Registration
                  Statement on Form S-1 (No. 33-99624) and filed with the Commission.

  3(ii) Regulations of the Company, incorporated herein by reference to the Company's Registration Statement on Form S-1 (No. 33-99624) and filed with the Commission.

  3(ii)(A) Amendment to Regulations of the Company, incorporated herein by reference to the Company's Registration Statement on Form S-1
                  (No. 33-99624) and filed with the Commission.

  3(ii)(B)        Amendment to Regulations of the Company dated May 8, 1996.

  4 Specimen Common Share Certificate, incorporated herein by reference to the Company's Registration Statement on Form S-1
                  (No. 33-99624) and filed with the Commission.

  10(ii)(A)(7)    Shareholder Agreement of ChoiceCare Corporation between the
                  Tristate Foundation for Health and the Company, dated as of
                  January 25, 1996, incorporated herein by reference to the
                  Company's Registration Statement on Form S-1 (No. 33-99624)
                  and filed with the Commission.

  10(ii)(A)(8)    Registration Rights Agreement between the Tristate Foundation for Health and the Company, dated as of January 25, 1996,
                  incorporated herein by reference to the Company's Registration
                  Statement on Form S-1 (No. 33-99624) and filed with the
                  Commission.

  99(i) Subscription Agreement, incorporated herein by reference to the Company's Registration Statement on Form S-1 (No. 33-99624) and filed with the Commission.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CHOICECARE CORPORATION



Date:  March 24, 1997          By:  /s/ Juan M. Fraiz
                                   -------------------------------------
                                        Juan M. Fraiz
                                        Vice President and Chief Financial
                                        Officer (Principal Financial Officer)

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